UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 21, 2011
Date of report (Date of earliest event reported)

Wireless Ronin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5929 Baker Road, Suite 475
Minnetonka, Minnesota 55345
(Address of principal executive offices, including zip code)

 (952) 564-3500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 21, 2011, we entered into a First Loan Modification Agreement with Silicon Valley Bank pursuant to which the maturity date of our existing revolving line of credit was extended from March 17, 2011 to March 15, 2012.  The revolving line of credit provides us with credit up to $2.5 million at an interest rate of prime plus 1.5%.  The amount of credit available to us at any given time is the lesser of (a) $2.5 million, or (b) the amount available under our borrowing base (75% of our eligible accounts receivable plus 50% of our eligible inventory) minus (1) the dollar equivalent amount of all outstanding letters of credit, (2) 10% of each outstanding foreign exchange contract, (3) any amounts used for cash management services, and (4) the outstanding principal balance of any advances.  Under the First Loan Modification Agreement, we must maintain a minimum tangible net worth of at least $5.5 million.  This tangible net worth minimum increases (a) quarterly by 75% of our net income for each fiscal quarter then ended and (b) by 75% of the proceeds from future issuances of equity and/or the principal amount of subordinated debt.  We must comply with this tangible net worth minimum while there are outstanding credit extensions (other than our existing lease letter of credit).  The foregoing description is qualified in its entirety by reference to the First Loan Modification Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

As previously disclosed, in March 2010, in connection with our entry into the loan and security agreement relating to the revolving line of credit, we granted Silicon Valley Bank (a) a general, first-priority security interest in all of our assets, equipment and inventory under the loan and security agreement, (b) a security interest in all of our intellectual property under an intellectual property security agreement, and (c) a security interest in all of the stock of Wireless Ronin Technologies (Canada), Inc., our wholly-owned subsidiary, under a stock pledge agreement.  Pursuant to these existing agreements, we generally require the prior written consent of Silicon Valley Bank to, among other things, (a) dispose of assets, (b) change our business, (c) liquidate or dissolve, (d) change CEO or COO (replacements must be satisfactory to the lender), (e) enter into any transaction in which our shareholders who were not shareholders immediately prior to such transaction own more than 40% of our voting stock (subject to limited exceptions) after the transaction, (f) merge or consolidate with any other person, (g) acquire all or substantially all of the capital stock or property of another person, or (h) become liable for any indebtedness (other than permitted indebtedness).  In addition, in March 2010, we issued Silicon Valley Bank a 10-year warrant to purchase up to 41,391 shares of our common stock at an exercise price of $2.90 per share, as additional consideration for the loan and security agreement.  The foregoing description is qualified in its entirety by reference to the related documents, which have been previously filed with the SEC and are incorporated by reference herein.

In addition, on January 21, 2011, in connection with our entry into the First Loan Modification Agreement, we entered into an Amendment to Warrant Agreement with Silicon Valley Bank pursuant to which the exercise price of the above-referenced warrant was reduced to $1.378 per share.  The reduced exercise price represents the five-day average closing price per share of our common stock for the period immediately preceding our entry into the First Loan Modification Agreement.  The foregoing description is qualified in its entirety by reference to the Amendment to Warrant Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in response to Item 1.01 of this Form 8-K is incorporated by reference in response to this Item 2.03.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth in response to Item 1.01 of this Form 8-K regarding the amendment to the warrant issued to Silicon Valley Bank is incorporated by reference in response to this Item 3.02.  Such warrant includes a cashless exercise provision and basic anti-dilution protection.

The foregoing issuance was made in reliance upon the exemption provided in Section 4(2) of the Securities Act.  Any certificates representing such securities will contain restrictive legends preventing sale, transfer or other disposition, unless registered under the Securities Act.  The recipient of such securities received, or had access to, material information concerning our company, including, but not limited to, our reports on Form 10-K, Form 10-Q, and Form 8-K, as filed with the SEC.  No discount or commission was paid in connection with the issuance of such warrant.

ITEM 5.02	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On January 21, 2011, our board of directors approved amendments to Section 3.09 and 3.10 of our Bylaws to update the provisions regarding committees of the board.  In particular, references to committees the board does not intend to create were removed, the responsibilities of the key committees of the board were revised to make explicit reference to the charters of such committees, and the membership requirements for the executive committee were revised to permit the appointment of non-directors to such committee.  The amended Bylaws are effective as of January 21, 2011, are attached hereto as Exhibit 3 and are incorporated herein by reference.

ITEM 8.01	OTHER EVENTS.

On January 21, 2011, subject to effectiveness of the above-referenced amendments to our Bylaws, our board of directors reconstituted the membership of its executive committee as follows:  Stephen F. Birke, Gregory T. Barnum and Scott W. Koller.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)           See “Exhibit Index.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2011	Wireless Ronin Technologies, Inc.
By /s/ Darin P. McAreavey
Darin P. McAreavey
Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number           Description

3	Bylaws of the Registrant, as amended.

10.1	First Loan Modification Agreement by and between the Registrant and Silicon Valley Bank, dated January 21, 2011.

10.2	Amendment to Warrant Agreement by and between the Registrant and Silicon Valley Bank, dated January 21, 2011.

10.3	Loan and Security Agreement by and between the Registrant and Silicon Valley Bank, dated March 18, 2010
(incorporated by reference to our Current Report on Form 8-K filed on March 24, 2010 (File No. 001-33169)).

10.4	Intellectual Property Security Agreement by and between the Registrant and Silicon Valley Bank, dated March 18, 2010
(incorporated by reference to our Current Report on Form 8-K filed on March 24, 2010 (File No. 001-33169)).

10.5	Stock Pledge Agreement by and between the Registrant and Silicon Valley Bank, dated March 18, 2010
(incorporated by reference to our Current Report on Form 8-K filed on March 24, 2010 (File No. 001-33169)).

10.6	Warrant to Purchase Stock issued by the Registrant to Silicon Valley Bank, dated March 18, 2010
(incorporated by reference to our Current Report on Form 8-K filed on March 24, 2010 (File No. 001-33169)).